SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported)    February 9, 2004

CORVIS CORPORATION

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

0-30989	52-2041343
(Commission File Number)	(I.R.S. Employer Identification No.)

7015 Albert Einstein Drive, Columbia, Maryland

(Address Of Principal Executive Offices, including Zip Code)

(443) 259-4000

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, If Changed Since Last Report)

Item 5. Other Events and Required FD Disclosures

On February 9, 2004, Corvis Corporation issued a press release announcing that it had entered into a definitive agreement for the private placement of $225 million of senior unsecured convertible notes and warrants to several institutional investors. The press release is filed as Exhibit 99.1 to this Form 8-K.

Item 7. Financial Statements and Exhibits

(a)	Not applicable.

(b)	Not applicable.

(c)	A list of exhibits filed herewith is contained on the Exhibit Index which immediately precedes such exhibits and is incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CORVIS CORPORATION
Dated: February 10, 2004	/s/ Lynn D. Anderson
By: Lynn D. Anderson
Its: Senior Vice President, Chief Financial Officer and
Treasurer

EXHIBIT INDEX

Exhibit No.	Description

4.01	Form of Initial Note

4.02	Form of Additional Note

4.03	Form of Initial Warrant

4.04	Form of Additional Warrant

10.1	Securities Purchase Agreement

10.2	Registration Rights Agreement

10.3	Form of Voting Agreement

99.1	Press release issued on February 9, 2004 announcing that Corvis Corporation had entered into a definitive agreement for the private placement of $225 million of senior unsecured convertible notes and warrants